EESTech, Inc
1260 S. Highway 89
Building 1, Suite H-5
Chino Valley
ARIZONA 86323
Tel : 1 928 636 6255
Fax : 1 928 858 4404
www.eestechinc.com

June 18, 2008

Mr Ian Hutcheson
Director
Australia Corporation Consulting Pty Ltd
PO Box 1536
KENMORE QLD 4069

Dear Ian Re Consultancy Agreement dated May 2, 2007.

I wish to confirm the agreement we reached today to make amendments to the abovementioned agreement.

Delete clauses 2.1 and 2.2 and replace them with:

> "Your appointment as a Consultant commences on the First day of January 2007 and terminates on the Thirty-First day of March 2010, unless terminated earlier pursuant to the terms of this agreement."

In Schedule A amend the Basic Consultancy Payment for Year 2, effective from April 1, 2008 from USD250,000 to USD125,000; the Basic Consultancy Payment for Year 3 from USD250,000 to USD125,000; and delete the Basic Consultancy Payments for Years 4 and 5.

In Schedule A amend the Part C- Issue of Shares effective from April 1, 2008 from a monthly issuance of 12,500 shares to 3,000 shares.

Yours sincerely

Murray Bailey
Chairman

Acceptance of terms and conditions of settlement

Executed as a deed on

Signed on behalf of
EESTech Inc.
in the presence of

....
Witness

Maria Vecchio
....
Name (print)

Signed on behalf of
Australia Corporation Consulting Pty Ltd
in the presence of

....
Witness

Maria Vecchio
....
Name (print)